UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03757

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus California AMT-Free Municipal Bond Fund

SEMIANNUAL REPORT November 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus California AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California AMT-Free Municipal Bond Fund, Inc., covering the six-month period from June 1, 2018 through November 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Global growth trends diverged during the reporting period and markets experienced the return of volatility. While the U.S. economy continued to grow at above-trend rates and Japan rebounded briefly from a weak first quarter, the Eurozone economy began to moderate. Robust growth and strong corporate earnings continued to support U.S. stocks through much of the reporting period while stocks slipped in other developed markets. In emerging countries, markets remained under pressure as the currency crises in Turkey and Argentina led to concerns about contagion effects, adding to investors’ uneasiness.

Late in the reporting period, stocks generally sold off, in part because investors continued to be concerned about trade tensions and global growth. The sell-off partially offset U.S. gains while losses deepened in international markets. In addition, certain U.S. technology stocks, which had been enjoying a strong run, reported disappointing financial results.

Fixed income markets continued to struggle as U.S. interest rates rose; the yield on the benchmark 10-year Treasury bond breached 3.2% despite only moderate inflation. Growing investor concerns about global growth brought yields down toward the end of the reporting period.

We expect U.S. economic and earnings growth to persist over the near term, however we will continue to monitor economic data for any signs of a change in the outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2018 through November 30, 2018, as provided by Jeffrey Burger and Thomas Casey, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended November 30, 2018, Dreyfus California AMT-Free Municipal Bond Fund’s Class A shares produced a total return of -0.68%, Class C shares returned -1.06%, Class I shares returned -0.56%, Class Y shares returned -0.54% and Class Z shares returned -0.57%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within California, achieved a total return of 0.42% for the same period.2

During the reporting period, municipal bonds encountered volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund lagged the Index, partly due to the general underperformance of California securities compared with national averages.

The Fund’s Investment Approach

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and California state income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Supply-and-Demand Dynamics and Interest-Rate Volatility Drove Municipal Bonds

Market weakness abated early in the reporting period as municipal bonds rebounded, supported by strong seasonal reinvestment demand and very manageable new-issue supply levels. Demand from individuals in high-tax states increased significantly as the search for an immunizing process against the newly imposed tax restrictions on state and local tax deductions provided a catalyst. Conversely, tax cuts to corporations have softened institutional demand for municipal bonds, particularly from banks and property and casualty insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Inflationary pressures accumulated during the period. In late August, rates rose across the curve, and volatility reentered the picture, creating a headwind for many areas of the fixed-income market, particularly higher-duration securities. In September, supportive factors started to diminish due to less reinvestment and growing concern over tightening employment markets and increasing inflation. In October, the yield curve shifted upward on the back of continued economic strength, and volatility continued to increase as midterm elections and trade concerns caused uncertainty within the market. Municipal bonds benefited from the flight to quality, brought on by increased volatility, and rebounded during the month of November.

California bonds generally underperformed the broader market during the period. The California municipal bond market is approximately 17% of the entire U.S. market, and is a high-beta market. This means California bonds tend to behave on trend with the overall market, but in a more exaggerated fashion. The fixed-income market was under pressure during the past six months, so California prices fell. However, we believe this was not due to fundamental reasons or credit events. It is our opinion that the credit status of California remains quite positive.

Revenue Bonds Dampened Fund Results

The fund’s performance compared with the Index was strained by weakness among California municipal bonds, which underperformed despite sound underlying fundamentals and robust investor demand for tax-advantaged securities in the wake of federal tax-reform legislation. In addition, the fund was hurt by overweighted exposure to revenue-backed bonds, particularly those backed by hospitals and the state’s litigation settlement with U.S. tobacco companies. Long-duration positioning versus the Index also detracted from relative results.

Conversely, the fund’s yield-curve positioning was beneficial. An overweight to the intermediate segment of the curve helped results. In addition, an emphasis on lower-rated credit helped performance. Higher-yielding, BBB rated securities, other than those issued by hospitals and tobacco bonds, outperformed the broader market.

A Constructive Investment Posture

We feel the U.S. economy is positioned on a strong footing, and that issuer and market fundamentals are solid. As we move into 2019, we expect the supply-and-demand dynamics supporting prices of municipal bonds to be favorable. We believe demand will increase due to the investment of semiannual coupon payments, and supply will remain manageable. In addition, municipal bonds offer higher yield ratios when compared with Treasuries, which should also provide price support going forward.

Given this environment, we continue to maintain a constructive investment posture. This means looking for opportunities to add yield to the portfolio, particularly on the long end of the curve where we believe added carry can benefit investor results. Furthermore, municipal bonds with long maturities have historically tended to outperform in a rising rate environment. We believe California’s credit condition remains positive, although we will be paying attention to the newly elected governor and administration and monitoring any fundamental or fiscal developments. We will remain sensitive to possible changes in the positive trajectory of the state’s financial outlook.

December 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z (which is closed to new investors) shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds involve increased credit and liquidity risks compared with investment-grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from June 1, 2018 to November 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.80	$8.63	$3.55	$3.40	$3.75
Ending value (after expenses)	$993.20	$989.40	$994.40	$994.60	$994.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2018

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.86	$8.74	$3.60	$3.45	$3.80
Ending value (after expenses)	$1,020.26	$1,016.39	$1,021.51	$1,021.66	$1,021.31

† Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.73% for Class C, .71% for Class I, .68% for Class Y and .75% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2018 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4%
California - 99.7%
ABAG Finance Authority for Nonprofit Corporations, Revenue Bonds (Sharp HealthCare)	5.00	8/1/2043	13,250,000		14,357,038
ABAG Finance Authority for Nonprofit Corporations, Revenue Bonds (Sharp HealthCare)	6.00	8/1/2030	5,000,000		5,510,450
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds	5.00	10/1/2037	1,650,000		1,800,348
Allan Hancock Joint Community College, GO (Convertible CABS-Election of 2006)	0/5.60	8/1/2047	11,375,000	[a]	6,830,119
Anaheim Community Facilities District Number 08-1, Special Tax Revenue Bonds (Platinum Triangle)	4.00	9/1/2046	2,000,000		1,950,740
Anaheim Community Facilities District Number 08-1, Special Tax Revenue Bonds (Platinum Triangle)	4.00	9/1/2041	5,250,000		5,172,562
California, GO (Various Purpose)	5.00	8/1/2036	7,000,000		7,945,280
California, GO (Various Purpose)	5.00	2/1/2038	5,000,000		5,373,650
California, GO (Various Purpose)	5.00	9/1/2036	10,000,000		11,360,600
California, GO (Various Purpose)	5.25	10/1/2032	9,170,000		9,919,189
California, GO (Various Purpose)	5.25	9/1/2032	19,500,000		21,045,765
California, GO (Various Purpose)	5.25	9/1/2031	25,000,000		26,995,750
California, GO (Various Purpose)	5.25	2/1/2029	13,835,000		15,158,594
California, GO (Various Purpose)	5.25	3/1/2030	15,000,000		15,601,650
California, GO (Various Purpose)	5.50	11/1/2035	10,000,000		10,644,000
California, GO (Various Purpose)	5.50	3/1/2040	17,500,000		18,220,125
California, GO (Various Purpose)	6.00	3/1/2033	2,000,000		2,102,080

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
California, GO (Various Purpose)	6.50	4/1/2033	11,505,000		11,674,929
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding Bonds (Kern County Tobacco Funding Corporation)	5.00	6/1/2034	5,000,000		5,205,800
California County Tobacco Securitization Agency, Tobacco Settlement Revenue Bonds	0.00	6/1/2046	12,500,000	[b]	1,616,750
California Education Facilities Authority, Revenue Bonds (Loma Linda University)	5.00	4/1/2037	1,500,000		1,679,865
California Education Facilities Authority, Revenue Bonds (Loma Linda University)	5.00	4/1/2036	3,845,000		4,315,282
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2040	5,000,000		5,508,850
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2045	2,305,000		2,531,282
California Educational Facilities Authority, Revenue Bonds (Occidental College)	5.00	10/1/2045	500,000		560,955
California Educational Facilities Authority, Revenue Bonds (Pepperdine University)	5.00	9/1/2045	5,000,000		5,607,750
California Educational Facilities Authority, Revenue Bonds (Pooled College and University Projects) (Escrowed to Maturity)	5.63	7/1/2023	90,000		97,643
California Health Facilities Financing Authority, Revenue Bonds (Adventist Health System/West)	4.00	3/1/2039	2,925,000		2,913,739
California Health Facilities Financing Authority, Revenue Bonds (Children's Hospital)	5.00	8/15/2047	2,000,000		2,165,580
California Health Facilities Financing Authority, Revenue Bonds (City of Hope)	5.00	11/15/2024	1,600,000		1,763,088

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/2047	875,000	[c]	932,076
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/2037	590,000	[c]	637,348
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/2030	3,500,000		3,965,430
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/2031	4,430,000		5,001,204
California Health Facilities Financing Authority, Revenue Bonds (Rady Children's Hospital - San Diego)	5.25	8/15/2041	8,500,000		9,005,835
California Health Facilities Financing Authority, Revenue Bonds (Saint Joseph Health System)	5.00	7/1/2037	7,500,000		8,205,150
California Health Facilities Financing Authority, Revenue Bonds (Scripps Health)	5.00	11/15/2036	7,525,000		7,751,879
California Health Facilities Financing Authority, Revenue Bonds (Stanford Hospital and Clinics)	5.00	8/15/2042	1,000,000		1,078,620
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/2048	3,000,000		3,289,950
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	8/15/2043	2,000,000		2,176,180
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/2046	12,275,000		13,414,856
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/2031	1,150,000		1,305,170
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/2030	750,000		855,143
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.25	8/15/2031	3,500,000		3,783,955

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care)	5.00	11/15/2037	3,360,000		3,861,581
California Infrastructure and Economic Development Bank, Revenue Bonds (Academy of Motion Pictures Arts and Sciences Obligated Group)	5.00	11/1/2041	2,250,000		2,474,977
California Municipal Finance Authority, Charter School Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2041	1,750,000	[c]	1,788,675
California Municipal Finance Authority, Charter School Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2046	1,670,000	[c]	1,701,563
California Municipal Finance Authority, Revenue Bonds (Biola University)	5.00	10/1/2039	1,000,000		1,105,790
California Municipal Finance Authority, Revenue Bonds (California Baptist University)	5.00	11/1/2046	2,500,000	[c]	2,647,100
California Municipal Finance Authority, Revenue Bonds (Channing House Project)	5.00	5/15/2047	2,500,000		2,829,775
California Municipal Finance Authority, Revenue Bonds (Community Medical Centers)	5.00	2/1/2037	1,000,000		1,098,740
California Municipal Finance Authority, Revenue Bonds (Community Medical Centers)	5.00	2/1/2036	1,000,000		1,102,700
California Municipal Finance Authority, Revenue Bonds (Eisenhower Medical Center)	5.00	7/1/2042	3,500,000		3,787,840
California Municipal Finance Authority, Revenue Bonds (Eisenhower Medical Center)	5.00	7/1/2042	2,500,000		2,705,600
California Municipal Finance Authority, Revenue Bonds (Eisenhower Medical Center)	5.00	7/1/2036	1,100,000		1,205,248
California Municipal Finance Authority, Revenue Bonds (Eisenhower Medical Center)	5.00	7/1/2037	1,000,000		1,093,520
California Municipal Finance Authority, Student Housing Revenue Bonds (Bowles Hall Foundation)	5.00	6/1/2050	1,500,000		1,578,885

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
California Pollution Control Financing Authority, Revenue Bonds (San Jose Water Company Project)	5.10	6/1/2040	5,500,000		5,804,645
California Pollution Control Financing Authority, Water Facilities Revenue Bonds (American Water Capital Corporation Project)	5.25	8/1/2040	7,500,000	[c]	7,856,700
California Public Finance Authority, Revenue Bonds (Henry Mayo Newhall Hospital)	5.00	10/15/2047	3,000,000		3,161,160
California Public Finance Authority, University Housing Revenue Bonds (NCCD-Claremont Properties LLC-Claremont Colleges Project)	5.00	7/1/2047	1,000,000	[c]	996,940
California School Finance Authority, Charter School Revenue Bonds (Aspire Public Schools - Obligated Group)	5.00	8/1/2041	1,750,000	[c]	1,836,713
California School Finance Authority, Revenue Bonds (Green Dot Public School Authority)	5.00	8/1/2048	1,650,000	[c]	1,743,077
California School Finance Authority, School Facility Revenue Bonds (Alliance for College-Ready Public Schools Projects)	5.00	7/1/2045	3,500,000	[c]	3,661,350
California State Public Works Board, LR (Department of Corrections and Rehabilitation) (Various Correctional Facilities)	5.00	9/1/2026	3,000,000		3,425,280
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/2031	10,000,000		10,815,000
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.50	12/1/2058	1,500,000	[c]	1,596,840
California Statewide Communities Development Authority, Revenue Bonds (American Baptist Homes of the West)	5.00	10/1/2045	3,550,000		3,744,824
California Statewide Communities Development Authority, Revenue Bonds (Baptist University)	5.00	11/1/2032	1,855,000	[c]	2,033,581
California Statewide Communities Development Authority, Revenue Bonds (Baptist University)	5.00	11/1/2041	700,000	[c]	749,833

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Buck Institute for Research on Aging) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/2034	2,390,000		2,639,779
California Statewide Communities Development Authority, Revenue Bonds (Cottage Health System Obligated Group)	5.00	11/1/2043	4,000,000		4,381,360
California Statewide Communities Development Authority, Revenue Bonds (Cottage Health System Obligated Group)	5.00	11/1/2040	11,940,000		12,415,331
California Statewide Communities Development Authority, Revenue Bonds (Cottage Health System Obligated Group)	5.25	11/1/2030	3,750,000		3,966,075
California Statewide Communities Development Authority, Revenue Bonds (Henry Mayo Newhall Memorial Hospital) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/2043	2,100,000		2,285,850
California Statewide Communities Development Authority, Revenue Bonds (John Muir Health)	5.00	8/15/2041	1,200,000		1,325,052
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/2036	5,250,000	[c]	5,453,647
California Statewide Communities Development Authority, Revenue Bonds (University of California, Irvine East Campus Apartments)	5.00	5/15/2040	3,000,000		3,241,650
California Statewide Communities Development Authority, Revenue Bonds (Viamonte Senior Living Project)	3.00	7/1/2025	3,700,000		3,740,552
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	5.00	4/1/2047	4,555,000		4,966,726
California Statewide Communities Development Authority, Student Housing Revenue Bonds (University of California Irvine Campus Apartments Phase IV)	5.00	5/15/2042	4,000,000		4,350,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Carlsbad Unified School District, GO	0/6.00	5/1/2034	5,000,000	[a]	5,828,450
Escondido Union High School District, GO	0.00	8/1/2046	3,000,000	[b]	932,400
Foothill/Eastern Transportation Corridor Agency, Senior Lien Toll Road Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	0.00	1/15/2035	10,000,000	[b]	5,315,900
Fresno Joint Powers Financing Authority, Lease Revenue Bonds (Master Lease Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	4/1/2035	1,000,000		1,119,800
Fresno Joint Powers Financing Authority, Lease Revenue Bonds (Master Lease Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	4/1/2037	850,000		944,087
Golden State Tobacco Securitization Corporation, Revenue Bonds (Tobacco Settlement)	5.00	6/1/2026	2,500,000		2,759,100
Golden State Tobacco Securitization Corporation, Revenue Bonds , Refunding, Series A-1	5.00	6/1/2047	9,500,000		9,137,385
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/2047	50,000,000	[b]	7,883,000
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/2029	8,000,000		8,758,000
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2023	4,850,000	[b]	4,353,893
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2026	3,265,000	[b]	2,670,868
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2022	3,605,000	[b]	3,327,703
Hesperia Community Redevelopment Agency Successor Agency, Ser. A, Tax Allocation	5.00	9/1/2034	3,255,000		3,771,276
Hesperia Community Redevelopment Agency Successor Agency, Ser. A, Tax Allocation	5.00	9/1/2035	6,835,000		7,888,752

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Imperial Irrigation District, Electric System Revenue Bonds	5.00	11/1/2038	1,800,000	2,015,046
Imperial Irrigation District, Electric System Revenue Bonds	5.00	11/1/2037	2,500,000	2,805,700
Irvine City, Special Tax	5.00	9/1/2043	2,500,000	2,717,750
Irvine City, Special Tax	5.00	9/1/2048	4,250,000	4,607,722
Irvine Community Facilities District Number 2013-3 Improvement Area Number 1, Special Tax Revenue Bonds (Great Park)	5.00	9/1/2044	2,500,000	2,637,475
Irvine Unified School District, Special Tax	5.00	9/1/2042	1,000,000	1,073,860
Irvine Unified School District, Special Tax	5.00	9/1/2042	400,000	429,544
Irvine Unified School District, Special Tax	5.00	9/1/2042	1,000,000	1,073,860
Jurupa Public Financing Authority, Special Tax Revenue Bonds	5.00	9/1/2042	3,420,000	3,726,090
Lancaster Redevelopment Agency, Successor Agency Tax Allocation (Comb Redevelopment Project Areas) (Insured; Assured Guaranty Municipal Corporation)	5.00	8/1/2033	1,200,000	1,362,720
Lodi Public Financing Authority, Electric Revenue Bonds (Insured; Assured Guaranty Municipal Corporation)	5.00	9/1/2030	1,275,000	1,516,919
Long Beach, Harbor Revenue Bonds	5.00	5/15/2042	3,500,000	3,923,570
Los Angeles Community Facilities District Number 4, Special Tax Revenue Bonds (Playa Vista-Phase 1)	5.00	9/1/2030	1,110,000	1,234,542
Los Angeles Community Facilities District Number 4, Special Tax Revenue Bonds (Playa Vista-Phase 1)	5.00	9/1/2029	1,190,000	1,330,194
Los Angeles County Public Works Financing Authority, LR	5.00	12/1/2045	4,000,000	4,439,760
Los Angeles County Regional Financing Authority, Revenue Bonds (MonteCedro Inc. Project)	5.00	11/15/2044	2,000,000	2,173,120

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.00	5/15/2029	3,915,000		4,090,666
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.00	5/15/2035	25,000,000		26,056,000
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.00	5/15/2038	3,500,000		3,844,295
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.25	5/15/2029	16,090,000		16,350,819
Los Angeles Department of Airports, Subordinate Revenue Bonds (Los Angeles International Airport)	5.00	5/15/2038	4,500,000		5,022,180
Los Angeles Harbor Department, Revenue Bonds	4.00	8/1/2039	10,000,000		10,292,500
Los Angeles Harbor Department, Revenue Bonds	5.00	8/1/2039	2,050,000		2,303,974
Los Angeles Harbor Department, Revenue Bonds	5.25	8/1/2025	1,500,000		1,533,735
Metropolitan Water District of Southern California, Water Revenue Bonds	5.00	7/1/2040	2,000,000		2,251,740
Metropolitan Water District of Southern California, Water Revenue Bonds	5.00	10/1/2034	5,000,000		5,447,500
North Natomas Community Facilities District Number 4, Special Tax Bonds	5.25	9/1/2026	2,760,000		3,086,812
Northern California Power Agency, Revenue Bonds (Hydroelectric Project Number 1) (Insured; AMBAC)	7.50	7/1/2021	295,000	[d]	324,751
Northern California Transmission Agency, Revenue Bonds (California-Oregon Transmission Project)	5.00	5/1/2038	1,565,000		1,761,908
Northern California Transmission Agency, Revenue Bonds (California-Oregon Transmission Project)	5.00	5/1/2039	1,500,000		1,684,950
Norwalk-La Mirada Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2038	5,645,000	[b]	2,453,938

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Oakland Redevelopment Successor Agency, Subordinated Tax Allocation Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2036	3,000,000		3,341,370
Oakland Unified School District, GO	5.00	8/1/2040	3,500,000		3,926,335
Orange County Community Facilities District, Special Tax Revenue Bonds (Esencia Village Improvement Area #1)	5.00	8/15/2042	3,000,000		3,219,030
Orange County Community Facilities District, Special Tax Revenue Bonds (Esencia Village Improvement Area #1)	5.00	8/15/2047	1,000,000		1,068,880
Orange County Community Facilities District Number 2016-1, Special Tax Revenue Bonds (Village of Esencia)	5.00	8/15/2041	6,000,000		6,377,460
Palomar Community College District, GO	0/6.38	8/1/2045	16,615,000	[a]	12,740,050
Palomar Health, Revenue Bonds	5.00	11/1/2026	1,845,000		2,077,009
Palomar Health, Revenue Bonds, Refunding (Palomar Health and Arch Health Partners)	5.00	11/1/2042	5,000,000		5,279,650
Peralta Community College District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	8/1/2039	5,000,000		5,123,300
Pomona Redevelopment Agency, Tax Allocation Revenue Bonds (West Holt Avenue Redevelopment Project)	5.50	5/1/2032	3,000,000		3,620,280
Pomona Unified School District, GO (Insured; Build America Mutual Assurance Company)	5.00	8/1/2039	2,000,000		2,211,200
Sacramento County, Airport System Revenue Bonds, Refunding, Ser. B	5.00	7/1/2036	1,375,000		1,580,398
Sacramento County, Airport System Revenue Bonds, Refunding, Ser. B	5.00	7/1/2035	1,000,000		1,154,440
Sacramento County, Airport System Senior Revenue Bonds	5.00	7/1/2041	3,250,000		3,607,662

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Sacramento County Water Financing Authority, Revenue Bonds (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.)	5.00	6/1/2025	5,000,000		5,011,950
Sacramento Municipal Utility District, Electric Revenue Bonds	5.00	8/15/2028	1,845,000		1,987,194
San Diego Association of Governments, South Bay Expressway Toll Revenue Bonds, Refunding	5.00	7/1/2038	2,000,000		2,243,600
San Diego Association of Governments, South Bay Expressway Toll Revenue Bonds, Refunding	5.00	7/1/2042	6,000,000		6,673,980
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2042	3,000,000		3,360,600
San Diego County Regional Airport Authority, Subordinate Airport Revenue	5.00	7/1/2034	3,000,000		3,133,290
San Diego County Regional Transportation Commission, Sales Tax Revenue Bonds	5.00	4/1/2044	10,000,000		11,138,700
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/2028	2,000,000		2,184,340
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/2029	1,000,000		1,167,710
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/2032	1,000,000		1,144,700
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/2029	2,000,000		2,180,900
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue Bonds	5.00	11/1/2037	10,000,000		10,873,600
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue Bonds (Mission Bay South Public Improvements)	0.00	8/1/2021	500,000	[b]	431,170

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue Bonds	5.00	1/15/2050	5,000,000	5,293,650
San Jose Airport, Revenue Bonds	5.00	3/1/2042	2,550,000	2,837,436
Santa Margarita Water District Community Facilities District Number 2013-1, Special Tax Revenue Bonds (Village of Sendero)	5.63	9/1/2043	7,000,000	7,483,280
Santa Margarita Water District Community Facilities District Number 99-1, Special Tax Revenue Bonds (Talega)	5.00	9/1/2027	1,945,000	2,127,208
South Orange County Public Financing Authority, Special Tax Senior Lien Revenue Bonds (Ladera Ranch)	5.00	8/15/2029	1,500,000	1,616,610
South Orange County Public Financing Authority, Special Tax Senior Lien Revenue Bonds (Ladera Ranch)	5.00	8/15/2030	1,000,000	1,074,470
Southern California Public Power Authority, Revenue Bonds (Linden Wind Energy Project)	5.00	7/1/2028	3,145,000	3,292,217
Southern California Public Power Authority, Revenue Bonds (Linden Wind Energy Project)	5.00	7/1/2029	2,230,000	2,333,673
Southern California Public Power Authority, Revenue Bonds (Milford Wind Corridor Phase I Project)	5.00	7/1/2029	11,865,000	12,242,307
Southern California Public Power Authority, Revenue Bonds (Windy Point/Windy Flats Project)	5.00	7/1/2027	11,765,000	12,319,484
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2026	1,115,000	1,221,761
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2025	1,620,000	1,778,630
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2038	2,500,000	2,743,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue Bonds (Mission Bay North Redevelopment Project)	5.00	8/1/2036	1,555,000		1,734,571
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue Bonds (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/2043	1,100,000		1,211,441
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue Bonds (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/2041	1,750,000		1,930,460
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue Bonds (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2028	3,000,000		3,449,190
Tender Option Bond Trust Receipts (Series 2016-XM0375), 6/1/39, (Riverside County Transportation Commission, Sales Tax Revenue Bonds) Non-recourse	5.25	6/1/2021	7,500,000	[c,e]	8,582,737
Tender Option Bond Trust Receipts (Series 2016-XM0379), 7/1/43, (Los Angeles Department of Water and Power, Water System Revenue Bonds) Non-recourse	5.00	7/1/2020	12,000,000	[c,e]	12,972,690
Tobacco Securitization Authority of Northern California, North Tobacco Settlement Revenue Bonds (Capital Appreciation-2nd Sub-Asset Backed C)	0.00	6/1/2045	66,760,000	[b]	7,174,030
Tobacco Securitization Authority of Southern California, Revenue Bonds , Refunding	0.00	6/1/2046	45,000,000	[b]	6,925,950
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/2025	595,000		593,745

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
California - 99.7% (continued)
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.13	6/1/2046	8,850,000		8,849,646
Torrance, Revenue Bonds (Torrance Memorial Medical Center)	5.00	9/1/2040	3,000,000		3,138,810
Turlock Irrigation District, Revenue Bonds	5.00	1/1/2026	25,000		25,828
University of California, Systemwide Revenue Bonds	5.00	11/1/2038	5,000,000		5,675,750
University of California Regents, General Revenue Bonds	5.25	5/15/2030	3,000,000		3,450,570
University of California Regents, Limited Project Revenue Bonds	5.00	5/15/2042	10,000,000		10,731,100
University of California Regents, Medical Center Pooled Revenue Bonds	4.00	5/15/2044	3,000,000		3,030,150
University of California Regents, Medical Center Pooled Revenue Bonds	5.00	5/15/2043	10,000,000		10,884,200
Upland, COP, Refunding (San Antonio Regional Hospital)	5.00	1/1/2047	3,000,000		3,251,370
Walnut Energy Center Authority, Revenue Bonds	5.00	1/1/2027	3,150,000		3,601,174
Wiseburn School District, GO	0.00	8/1/2037	6,400,000	[b]	3,023,296
				863,930,194

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
U.S. Related - .7%
Puerto Rico Highway & Transportation Authority, Highway Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation) Series 2007 CC	5.25	7/1/2034	5,905,000	6,515,931
Total Investments (cost $850,179,999)			100.4%	870,446,125
Liabilities, Less Cash and Receivables			(0.4%)	(3,876,004)
Net Assets			100.0%	866,570,121

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities were valued at $55,190,870 or 6.37% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	16.5
Medical	16.0
Transportation	15.6
Education	12.6
Special Tax	7.3
Tobacco Settlement	6.8
General	5.5
Utilities	5.3
Water	5.1
Development	2.2
Nursing Homes	2.0
Pollution	1.6
School District	1.5
Facilities	1.2
Mello-Roos	.8
Housing	.4
Prerefunded	.0
100.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	850,179,999	870,446,125
Cash		1,155,548
Interest receivable		9,286,810
Receivable for shares of Common Stock subscribed		101,699
Prepaid expenses		42,427
		881,032,609
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		492,608
Payable for floating rate notes issued—Note 4		12,750,000
Payable for shares of Common Stock redeemed		1,008,945
Interest and expense payable related to floating rate notes issued—Note 4		92,678
Directors fees and expenses payable		13,545
Accrued expenses and other liabilities		104,712
		14,462,488
Net Assets ($)		866,570,121
Composition of Net Assets ($):
Paid-in capital		842,221,372
Total distributable earnings (loss)		24,348,749
Net Assets ($)		866,570,121

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	72,857,346	8,988,753	48,435,622	3,286,353	733,002,047
Shares Outstanding	5,029,446	620,655	3,345,025	226,960	50,598,498
Net Asset Value Per Share ($)	14.49	14.48	14.48	14.48	14.49

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2018 (Unaudited)

Investment Income ($):
Interest Income	17,788,593
Expenses:
Management fee—Note 3(a)	2,701,593
Shareholder servicing costs—Note 3(c)	396,905
Interest and expense related to floating rate notes issued—Note 4	141,993
Professional fees	57,088
Directors’ fees and expenses—Note 3(d)	48,280
Registration fees	38,857
Distribution fees—Note 3(b)	35,103
Loan commitment fees—Note 2	9,996
Prospectus and shareholders’ reports	9,694
Custodian fees—Note 3(c)	8,051
Miscellaneous	34,255
Total Expenses	3,481,815
Less—reduction in fees due to earnings credits—Note 3(c)	(8,059)
Net Expenses	3,473,756
Investment Income—Net	14,314,837
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	508,763
Net unrealized appreciation (depreciation) on investments	(20,107,309)
Net Realized and Unrealized Gain (Loss) on Investments	(19,598,546)
Net (Decrease) in Net Assets Resulting from Operations	(5,283,709)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018[a]
Operations ($):
Investment income—net	14,314,837	30,907,401
Net realized gain (loss) on investments	508,763	7,058,179
Net unrealized appreciation (depreciation) on investments	(20,107,309)	(26,811,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,283,709)	11,153,682
Distributions ($):
Distributions to shareholders:
Class A	(1,169,100)	(3,168,541)
Class C	(104,497)	(412,428)
Class I	(829,633)	(2,151,610)
Class Y	(55,009)	(142,934)
Class Z	(12,202,468)	(32,651,597)
Total Distributions	(14,360,707)	(38,527,110)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,362,201	12,181,838
Class C	506,623	1,727,220
Class I	7,874,480	20,607,878
Class Y	311,093	175,000
Class Z	7,725,341	18,766,978
Distributions reinvested:
Class A	916,964	2,443,808
Class C	87,170	331,985
Class I	808,354	1,999,517
Class Y	5,031	17,662
Class Z	9,473,687	25,442,017
Cost of shares redeemed:
Class A	(10,198,836)	(16,113,089)
Class C	(1,443,896)	(7,729,082)
Class I	(10,779,410)	(19,317,573)
Class Y	(104,246)	(487,468)
Class Z	(42,811,584)	(70,752,300)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(32,267,028)	(30,705,609)
Total Increase (Decrease) in Net Assets	(51,911,444)	(58,079,037)
Net Assets ($):
Beginning of Period	918,481,565	976,560,602
End of Period	866,570,121	918,481,565

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	364,408	807,236
Shares issued for distributions reinvested	62,598	162,887
Shares redeemed	(699,160)	(1,073,896)
Net Increase (Decrease) in Shares Outstanding	(272,154)	(103,773)
Class Cb
Shares sold	34,571	114,432
Shares issued for distributions reinvested	5,952	22,109
Shares redeemed	(98,104)	(514,173)
Net Increase (Decrease) in Shares Outstanding	(57,581)	(377,632)
Class I
Shares sold	537,534	1,371,001
Shares issued for distributions reinvested	55,209	133,368
Shares redeemed	(738,311)	(1,289,606)
Net Increase (Decrease) in Shares Outstanding	(145,568)	214,763
Class Yc
Shares sold	21,033	11,468
Shares issued for distributions reinvested	344	1,177
Shares redeemed	(7,204)	(32,515)
Net Increase (Decrease) in Shares Outstanding	14,173	(19,870)
Class Zc
Shares sold	525,403	1,247,214
Shares issued for distributions reinvested	646,763	1,695,436
Shares redeemed	(2,924,289)	(4,707,171)
Net Increase (Decrease) in Shares Outstanding	(1,752,123)	(1,764,521)

[a]Distributions to shareholders include $2,486,984 Class A, $309,280 Class C, $1,711,545 Class I, $114,945 Class Y and $26,046,224 Class Z of distributions from net investment income and $681,557 Class A, $103,148 Class C, $440,065 Class I, $27,989 Class Y and 6,605,373 Class Z distributions from net realized gains.

[b]During the period ended May 31, 2018, 2,755 Class C shares representing $41,434 were automatically converted for 2,755 Class A shares.
[c]During the period ended November 30, 2018, 12,557 Class Z shares representing $186,093 were exchanged for 12,565 Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2018		Year Ended May 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	15.24	15.69	15.22	15.20	15.35
Investment Operations:
Investment income—net[a]	.22	.46	.48	.51	.52	.54
Net realized and unrealized gain (loss) on investments	(.32)	(.30)	(.45)	.47	.01	(.16)
Total from Investment Operations	(.10)	.16	.03	.98	.53	.38
Distributions:
Dividends from investment income—net	(.22)	(.46)	(.48)	(.51)	(.51)	(.53)
Dividends from net realized gain on investments	—	(.13)	(.00)[b]	—	—	—
Total Distributions	(.22)	(.59)	(.48)	(.51)	(.51)	(.53)
Net asset value, end of period	14.49	14.81	15.24	15.69	15.22	15.20
Total Return (%)[c]	(.68)[d]	1.03	.25	6.54	3.54	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[e]	.95	.94	.93	.93	.93
Ratio of net expenses to average net assets	.96[e]	.94	.94	.93	.93	.93
Ratio of interest and expense related to floating rate notes issued to average net assets	.03[e]	.02	.01	.01	.01	.01
Ratio of net investment income to average net assets	2.99[e]	3.07	3.15	3.29	3.38	3.68
Portfolio Turnover Rate	6.37[d]	14.26	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	72,857	78,495	82,369	107,497	90,386	89,525

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2018		Year Ended May 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.80	15.24	15.69	15.21	15.19	15.34
Investment Operations:
Investment income—net[a]	.16	.35	.37	.38	.40	.43
Net realized and unrealized gain (loss) on investments	(.32)	(.32)	(.46)	.49	.02	(.16)
Total from Investment Operations	(.16)	.03	(.09)	.87	.42	.27
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.36)	(.39)	(.40)	(.42)
Dividends from net realized gain on investments	—	(.13)	(.00)[b]	—	—	—
Total Distributions	(.16)	(.47)	(.36)	(.39)	(.40)	(.42)
Net asset value, end of period	14.48	14.80	15.24	15.69	15.21	15.19
Total Return (%)[c]	(1.06)[d]	.19	(.52)	5.79	2.76	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73[e]	1.70	1.70	1.70	1.69	1.70
Ratio of net expenses to average net assets	1.73[e]	1.70	1.70	1.70	1.69	1.70
Ratio of interest and expense related to floating rate notes issued to average net assets	.03[e]	.02	.01	.01	.01	.01
Ratio of net investment income to average net assets	2.22[e]	2.31	2.39	2.50	2.62	2.92
Portfolio Turnover Rate	6.37[d]	14.26	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	8,989	10,040	16,087	16,347	9,427	9,251

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2018		Year Ended May 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.80	15.23	15.68	15.21	15.19	15.34
Investment Operations:
Investment income—net[a]	24.50		.52	.53	.55	.57
Net realized and unrealized gain (loss) on investments	(.32)	(.30)	(.45)	.49	.02	(.15)
Total from Investment Operations	(.08)	.20	.07	1.02	.57	.42
Distributions:
Dividends from investment income—net	(.24)	(.50)	(.52)	(.55)	(.55)	(.57)
Dividends from net realized gain on investments	—	(.13)	(.00)[b]	—	—	—
Total Distributions	(.24)	(.63)	(.52)	(.55)	(.55)	(.57)
Net asset value, end of period	14.48	14.80	15.23	15.68	15.21	15.19
Total Return (%)	(.56)[c]	1.28	.49	6.80	3.79	2.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[d]	.70	.69	.69	.68	.68
Ratio of net expenses to average net assets	.71[d]	.70	.69	.69	.68	.68
Ratio of interest and expense related to floating rate notes issued to average net assets	.03[d]	.02	.01	.01	.01	.01
Ratio of net investment income to average net assets	3.23[d]	3.32	3.39	3.51	3.63	3.93
Portfolio Turnover Rate	6.37[c]	14.26	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	48,436	51,660	49,897	48,827	20,289	19,350

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2018		Year Ended May 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.80	15.23	15.68	15.21	15.19	14.72
Investment Operations:
Investment income—net[b]	.24	.50	.53	.55	.60	.53
Net realized and unrealized gain (loss) on investments	(.32)	(.30)	(.46)	.47	(.03)	.46
Total from Investment Operations	(.08)	.20	.07	1.02	.57	.99
Distributions:
Dividends from investment income—net	(.24)	(.50)	(.52)	(.55)	(.55)	(.52)
Dividends from net realized gain on investments	—	(.13)	(.00)[c]	—	—	—
Total Distributions	(.24)	(.63)	(.52)	(.55)	(.55)	(.52)
Net asset value, end of period	14.48	14.80	15.23	15.68	15.21	15.19
Total Return (%)	(.54)[d]	1.31	.52	6.83	3.79	6.95[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[e]	.67	.67	.65	.67	.63[e]
Ratio of net expenses to average net assets	.68[e]	.67	.67	.65	.67	.63[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	.03[e]	.02	.01	.01	.01	.01[e]
Ratio of net investment income to average net assets	3.27[e]	3.35	3.43	3.57	3.63	3.97[e]
Portfolio Turnover Rate	6.37[d]	14.26	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	3,286	3,149	3,544	3,819	3,841	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2018		Year Ended May 31,
Class Z Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.81	15.24	15.69	15.22	15.20	15.35
Investment Operations:
Investment income—net[a]	.24	.49	.52	.54	.55	.57
Net realized and unrealized gain (loss) on investments	(.32)	(.30)	(.46)	.47	.02	(.16)
Total from Investment Operations	(.08)	.19	.06	1.01	.57	.41
Distributions:
Dividends from investment income—net	(.24)	(.49)	(.51)	(.54)	(.55)	(.56)
Dividends from net realized gain on investments	—	(.13)	(.00)[b]	—	—	—
Total Distributions	(.24)	(.62)	(.51)	(.54)	(.55)	(.56)
Net asset value, end of period	14.49	14.81	15.24	15.69	15.22	15.20
Total Return (%)	(.57)[c]	1.24	.47	6.76	3.76	2.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.73	.72	.72	.72	.72
Ratio of net expenses to average net assets	.75[d]	.73	.72	.72	.72	.72
Ratio of interest and expense related to floating rate notes issued to average net assets	.03[d]	.02	.01	.01	.01	.01
Ratio of net investment income to average net assets	3.21[d]	3.29	3.38	3.50	3.59	3.89
Portfolio Turnover Rate	6.37[c]	14.26	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	733,002	775,138	824,664	873,673	881,000	920,175

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	870,446,125	—	870,446,125
Liabilities ($)
Floating Rate Notes††	—	(12,750,000)	—	(12,750,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At November 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended November 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2018 was as follows: tax-exempt income $30,668,978, ordinary income $539,742 and long-term capital gains $7,318,390. The tax character of current year distributions will be determined at the end of the current fiscal year.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in an $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel

Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended November 30, 2018, there was no reduction in expenses pursuant to the Agreement.

During the period ended November 30, 2018, the Distributor retained $216 from commissions earned on sales of the fund’s Class A shares .

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2018, Class C shares were charged $35,103 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2018, Class A and Class C shares were charged $97,484 and $11,701, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2018, Class Z shares were charged $150,054 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2018, the fund was charged $80,830 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2018, the fund was charged $8,051 pursuant to the custody agreement. These fees were offset by earnings credits of $8,051.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2018, the fund was charged $3,625 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $8.

During the period ended November 30, 2018, the fund was charged $6,289 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $427,449, Distribution Plan fees $5,530, Shareholder Services Plan fees

$12,299, custodian fees $13,832, Chief Compliance Officer fees $5,241 and transfer agency fees $28,257.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2018, amounted to $56,690,415 and $88,947,554, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2018, was approximately $14,678,500, with a related weighted average annualized interest rate of 1.93%.

At November 30, 2018, accumulated net unrealized appreciation on investments was $20,266,126, consisting of $30,409,276 gross unrealized appreciation and $10,143,150 gross unrealized depreciation.

At November 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for all ten one-year periods ended September 30th. The Board considered the relative proximity of the fund’s total return and/or yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was concerned about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

For More Information

Dreyfus California AMT-Free Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DCAAX Class C: DCACX Class I: DCMIX Class Y: DCAYX Class Z: DRCAX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6124SA1118

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

By:       /s/James Windels

            James Windels

            Treasurer

Date:    January 25, 2019

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)